Exhibit 10.4

Amendment No. 3, dated as of the 4th day of June, 2010 (“Amendment No. 3”), to a certain Patent Assignment And License Agreement, dated May 21, 2008, as amended and/or supplemented by Amendment No. 1 dated October 9, 2008, Patent Assignment dated November 3, 2008, and Amendment No. 2 dated June 18, 2009 (collectively, the “Agreement”), by and between Ribotask ApS, having its offices at Unsbjergvej 2A, 5220 Odense SØ, Denmark, being a corporation established under the laws of Denmark (“Assignor”), and MDRNA, Inc. (f/k/a Nastech Pharmaceutical Company Inc.), having its offices at 3830 Monte Villa Pkwy, Bothell, WA 98021, being a corporation established under the laws of the State of Delaware, United States of America (“Assignee”).

WHEREAS, the parties wish to modify the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto hereby agree as follows:

1. Assignor hereby acknowledges and confirms that all amounts which have become due from Assignee on or prior to the date of this Amendment No. 3 have been paid in full and that Assignee has otherwise complied with all of its obligations under the Agreement through the date of this Amendment No. 3. For the avoidance of doubt, it is understood and agreed that transfer from Assignee to Assignor of the last payment of two hundred fifty thousand U.S. dollars (USD $250,000) pursuant to Amendment No. 2 of the Agreement dated June 18, 2009, is due on July 1, 2010. Assignee hereby acknowledges and confirms that, to its actual knowledge, Assignor has complied with all of its obligations under the Agreement through the date of this Amendment No. 3. The parties also acknowledge and agree that, pursuant to the Patent Assignment dated November 3, 2008 between the parties, additional patent rights were added as “Assigned Patents” under the Agreement.

2. The first paragraph of Section 3, Consideration, of the Agreement is hereby amended and restated to read in its entirety as follows:

“As an inducement to Assignor to execute this Patent Assignment Agreement, Assignee hereby grants to Assignor a royalty-bearing worldwide, co-exclusive (with Assignee) license to use the inventions, ideas and information embodied in the Assigned Patents solely to develop, make, use and sell products for use as reagents for research purposes only, all of which products shall be considered Covered Products for purposes of this Agreement.

(a) Assignor has the right to sublicense, however only with the prior written consent of Assignee, not to be unreasonably withheld. In connection with any such sublicense, Assignor shall use its best efforts to ensure that its customers do not use the products for any purpose other than as reagents for research use, and that its sublicensees do not use the inventions, ideas and information embodied in the Assigned Patents for any purpose other than as reagents for research use (the “Scope”). Assignor shall promptly notify Assignee in writing if Assignor becomes aware of any actual or potential use by any of Assignor’s customers or sublicensees that is beyond the Scope. In connection therewith, Assignor shall, without limitation, regularly and closely monitor the activities of its customers and sublicensees. If Assignor becomes aware of any such misuse by any of its customers or sublicensees, then Assignor shall immediately provide a written demand to such customer or sublicensee (with a copy to Assignee) to immediately cease all such misuse and, if such customer or sublicensee does not immediately cease such misuse, Assignor shall immediately terminate the underlying customer or sublicense agreement.

(b) Assignee shall be automatically deemed as, and shall be named, a third party beneficiary under any customer or sublicense agreement and may enforce the provisions of any such customer or sublicense agreement as if named as the seller or sublicensor thereunder.

(c) For purposes of this Agreement, “reagents” means “UNA amidites”, and “UNA-containing oligonucleotides” such as “UsiRNA constructs”.

3. Subsection 3.1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

“All rights under the Assigned Patents other than those expressly provided in this Section 3.1 are hereby reserved to Assignee; provided, however, that Assignee may not sublicense the inventions, ideas and information embodied in the Assigned Patents except in connection with the research and/or development of a therapeutic or diagnostic product(s) of Assignee and/or its sublicensee(s). For the avoidance of doubt, Assignor shall have no right under its license to develop, make, use and sell products intended for therapeutic or diagnostic use.”

4. Subsection 3.1.3(b) of the Agreement is hereby amended by deleting the word “therapeutic” from the third line thereof.

5. As an inducement to Assignor to execute this Amendment No. 3, and in full satisfaction of any and all payment and other obligations of Assignee due to Assignor under Section 3 of the Agreement on or prior to the date of this Amendment No. 3, Assignee agrees to pay Assignor seven hundred fifty thousand U.S. dollars (USD $750,000), to be due and payable in three (3) equal payments of two hundred fifty thousand U.S. dollars (USD $250,000) on each of October 1, 2010, January 1, 2011 and April 1, 2011.

6. Exhibit A to the Agreement (Assigned Patents) is hereby amended and restated to read in its entirety as set forth on Exhibit A attached hereto.

7. For the avoidance of doubt, it is understood and agreed that pursuant to Amendment No. 2 of the Agreement dated June 18, 2009, any and all royalty payment, milestone payment and sublicense revenue sharing obligations of Assignee and any and all due diligence obligations of Assignee pursuant to the Agreement were deleted in their entireties.

8. To support the licensing efforts of Assignor and Assignee, both parties understand and agree that the Agreement under confidentiality provision can be shown to potential licensees provided however that the terms (“Consideration sections”) of the Agreement are redacted.

9. Except as specifically modified by this Amendment No. 3, all provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the day and year first above written.

ASSIGNOR: Ribotask ApS		ASSIGNEE: MDRNA, Inc.

By:	/s/ Jesper Wengel	By:	/s/ Peter S. Garcia
Name:	Jesper Wengel, Ph.D.	Name:	Peter S. Garcia
Title:	Chairman of the Board	Title:	CFO

By:	/s/ Suzy Lena Wengel
Name:	Suzy Lena Wengel
Title:	CEO

EXHIBIT A – ASSIGNED PATENTS

MDRNA DOCKET #	APP. SERIAL # FILING DATE (FD)	TITLE

-	PA200800534 FD: 4/11/2008

-	PA200700751 FD: 5/22/2007

-	PA200701718 FD: 11/30/2007

-	PA200701785 FD: 12/14/2007

08-07PCT	PCT/US2008/64417 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07AU	AU 2008256871 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07BR	TBD FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07CA	TBD FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07CN	CN 200880016977.5 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07EP	EP 2008780679 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07IL	IL 202040 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07IN	TBD FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07JP	JP 2010-509534 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07KR	KR 1020097024222 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07MX	MX/a/2009/012568 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07MY	PI 20094688 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07NZ	NZ 580712 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07SG	SG 200907326-3 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07ZA	ZA 2009/07529 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-07US	U.S. 12/515,403 FD: 5/21/2008	HYDROXYMETHYL SUBSTITUTED RNA OLIGONUCLEOTIDES AND RNA COMPLEXES

08-11P1	U.S. 61/091,165 FD: 8/19/2008	OLIGONUCLEOTIDES AND RNA COMPLEXES WITH UNLOCKED NULCEIC ACIDS

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